                                                                     EXHIBIT 4.2


================================================================================

                      SERIES [200_-_] INDENTURE SUPPLEMENT
                    Dated as of [                  ], 200[ ]

                                       to

                                MASTER INDENTURE
                      Dated as of [                ], 2002


                                   ----------



                        FIRST NATIONAL MASTER NOTE TRUST,
                                     Issuer,


                                       and


                              THE BANK OF NEW YORK,
                 Indenture Trustee on behalf of the Noteholders





================================================================================

                        FIRST NATIONAL MASTER NOTE TRUST

================================================================================

                                TABLE OF CONTENTS


                                                                           Page
                                   ARTICLE I

CREATION OF THE SERIES [200_-_] NOTES.........................................1

                                   ARTICLE II

DEFINITIONS...................................................................1

                                  ARTICLE III

                            Noteholder Servicing Fee

Section 3.01.       Servicing Compensation...................................14

                                   ARTICLE IV

            RIGHTS OF SERIES [200_-_] NOTEHOLDERS AND ALLOCATION AND
                           APPLICATION OF COLLECTIONS

Section 4.01.       Collections and Allocations..............................15
Section 4.02.       Determination of Monthly Interest........................17
Section 4.03.       Determination of Monthly Principal.......................18
Section 4.04.       Application of Available Finance Charge Collections and
                    Available Principal Collections..........................19
Section 4.05.       Investor Charge-Offs.....................................22
Section 4.06.       Reallocated Principal Collections........................22
Section 4.07.       Excess Finance Charge Collections........................22
Section 4.08.       Excess Principal Collections.............................22
Section 4.09.       Certain Series Accounts..................................23
Section 4.10.       Reserve Account..........................................24
[Section 4.11.      Cash Collateral Account..................................26
Section 4.12.       Spread Account...........................................27
Section 4.13.       Investment Instructions..................................29
Section 4.14.       Accumulation Period......................................30
Section 4.15        Suspension of Accumulation Period........................31
[Section 4.16.      Determination of LIBOR...................................33
Section 4.17        Interchange..............................................33
[Section 4.18.      Pre-Funding Account......................................34

                                    ARTICLE V

               DELIVERY OF SERIES [200_-_] NOTES; DISTRIBUTIONS;
                     REPORTS TO SERIES [200_-_] NOTEHOLDERS


Section 5.01.         Delivery and Payment for the Series [200_-_] Notes......35
Section 5.02.         Distributions...........................................35
Section 5.03.         Reports and Statements to Series [200_-_] Noteholders...36

                                   ARTICLE VI

Series [200_-_]       Pay Out Events..........................................37

                                  ARTICLE VII

              REDEMPTION; FINAL DISTRIBUTIONS; SERIES TERMINATION

Section 7.01.         Optional Redemption of Series [200_-_] Notes; Final
                      Distributions...........................................39
Section 7.02.         Series Termination......................................40

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01.         Ratification of Indenture; Amendments...................40
Section 8.02.         Form of Delivery of the Series [200_-_] Notes...........40
Section 8.03.         Counterparts............................................40
Section 8.04.         Governing Law...........................................40
Section 8.05.         Limitation of Liability.................................41
Section 8.06.         Rights of Indenture Trustee.............................41
Section 8.07.         Additional Requirements for Registration of and
                      Limitations on Transfer and Exchange of Notes...........41

EXHIBITS

EXHIBIT A-1                FORM OF CLASS A NOTE
EXHIBIT A-2                FORM OF CLASS B NOTE
EXHIBIT A-3                FORM OF CLASS C NOTE
EXHIBIT A-4                ALTERNATE FORM OF CLASS C NOTE
EXHIBIT B                  FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO INDENTURE TRUSTEE
EXHIBIT C                  FORM OF MONTHLY NOTEHOLDERS' STATEMENT
EXHIBIT D                  FORM OF MONTHLY SERVICER'S CERTIFICATE

                      SERIES [200_-_] INDENTURE SUPPLEMENT


         SERIES [200_-_] INDENTURE SUPPLEMENT, dated as of [ ], 200[ ] (the "Indenture Supplement"), between FIRST NATIONAL MASTER NOTE TRUST, a business trust organized and existing under the laws of the State of Delaware (herein, "Issuer" or the "Trust"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, "Indenture Trustee") under the Master Indenture, dated as of [ ], 2002 (the "Indenture"), between Issuer and Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").

         Pursuant to Section 2.11 of the Indenture, Transferor may direct Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                   ARTICLE I

                      CREATION OF THE SERIES [200_-_] NOTES

         There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "First National Master Note Trust, Series [200_-_]" or the "Series [200_-_] Notes." The Series [200_-_] Notes shall be issued in three Classes, known as the "Class A [Floating Rate] Asset Backed Notes, Series [200_-_]," the "Class B [Floating Rate] Asset Backed Notes, Series [200_-_]," and the "Class C [Floating Rate] Asset Backed Notes, Series [200_-_]."

         [Series [200_-_] shall be included in Group One and shall be a Principal Sharing Series. Series [200_-_] shall be an Excess Allocation Series with respect to Group One only. Series [200_-_] shall not be subordinated to any other Series. Series [200_-_] shall be a Paired Series with Series [ ].]

                                   ARTICLE II

                                  DEFINITIONS

         Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

         "Accumulation Period" means, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Accumulation Date and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series Termination Date.

         "Accumulation Period Length" is defined in subsection 4.14.

         "Accumulation Shortfall" means (a) for the first Distribution Date during the Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.04(c)(i) for the previous Distribution Date.

         "Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction:

                  (a) the numerator of which shall be equal to:

                           (i) for Principal Collections during the Revolving
                  Period, and for Finance Charge Collections during the Revolving Period and the Accumulation Period, and for Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date); or

                           (ii) for Finance Charge Collections during the Rapid
                  Amortization Period and for Principal Collections during the Rapid Amortization Period and the Accumulation Period, the Collateral Amount at the end of the last day of the Revolving Period, or, with respect to Finance Charge Collections, if later, at the end of the last day of the Accumulation Period;

         provided, however, that prior to the occurrence of a Pay Out Event Transferor may, by written notice to Indenture Trustee, Servicer and each Rating Agency, reduce the numerator used for purposes of allocating Principal Collections and Finance Charge Collections to Series [200_-_] at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) Transferor shall have delivered to Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series [200_-_]; and provided, further, that Transferor may designate that the numerator for Finance Charge Collections during the Rapid Amortization Period will be the Collateral Amount at the end of the last day of the prior Monthly Period by notice to Servicer and Indenture Trustee, if the Rating Agency Condition has been met; and

                  (b) the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than any Series represented by the Collateral Certificate) on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the denominator of the Allocation Percentage for the portion of the Monthly Period falling on and after such

         Reset Date and prior to any subsequent Reset Date will be recalculated for such period using amounts determined as of the close of business on the subject Reset Date.

         ["Available Cash Collateral Amount" means, with respect to any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account made or to be made with respect to such date) and
(b) the Required Cash Collateral Amount for such Transfer Date.]

         "Available Finance Charge Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series [200_-_] for such Monthly Period, plus (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Transfer Date, plus (d) amounts on deposit in the Reserve Account, [Pre-Funding Account,] [Cash Collateral Account], [Spread Account] and Excess Funding Account deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsections 4.10(b) or (d), [4.11], 4.12(c) and [4.18(b)].

         "Available Principal Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.06 are required to be applied on the related Distribution Date, plus (c) any Excess Principal Collections, plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.04(a)(v) and (vi) for the related Distribution Date.

         "Available Reserve Account Amount" means, for any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any deposit to or withdrawal from the Reserve Account made or to be made on such date) and (b) the Required Reserve Account Amount for such Transfer Date.

         "Available Spread Account Amount" means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

         "Base Rate" means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) the Monthly Interest and (ii) the Noteholder Servicing Fee, each with respect to the related Distribution Date, and (b) the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account as of the first day of such Monthly Period.

         ["Cash Collateral Account" is defined in Section 4.11(a).]

         "Class A Default Interest" is defined in subsection 4.02(a).

         "Class A Interest Shortfall" is defined in subsection 4.02(a).

         ["Class A/B] Expected Principal Payment Date" means [              ].

         "Class A Monthly Interest Payment" is defined in subsection 4.02(a).

         "Class A Note Initial Principal Balance" means $[              ].

         "Class A Note Interest Rate" means a per annum rate of [ ]% [in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

         "Class A Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class A Noteholders on or prior to such date.

         "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Notes" means any one of the Notes executed by Issuer and authenticated by or on behalf of Indenture Trustee, substantially in the form of Exhibit A-1.

         "Class A Required Amount" means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.04(a)(i) over the [sum of (a)] Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a), [and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).]

         "Class B Default Interest" is defined in subsection 4.02(b).

         "Class B Interest Shortfall" is defined in subsection 4.02(b).

         "Class B Monthly Interest Payment" is defined in subsection 4.02(b).

         "Class B Note Initial Principal Balance" means $[              ].

         "Class B Note Interest Rate" means a per annum rate of [ ]% [in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

         "Class B Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class B Noteholders on or prior to such date.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means any one of the Notes executed by Issuer and authenticated by or on behalf of Indenture Trustee, substantially in the form of Exhibit A-2.

         "Class B Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(ii) over the [sum of (a)] Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a), [and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).]

         "Class C Default Interest" is defined in subsection 4.02(c).

         "Class C Expected Principal Payment Date" means [              ].

         "Class C Interest Shortfall" is defined in subsection 4.02(c).

         "Class C Monthly Interest Payment" is defined in subsection 4.02(c).

         "Class C Note Initial Principal Balance" means $[          ].

         "Class C Note Interest Rate" means a per annum rate of [ ]% [in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

         "Class C Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class C Noteholders on or prior to such date.

         ["Class C Note Purchase Agreement" means the Note Purchase Agreement, dated as of [ ], 200[ ], between First National Bank of Omaha, Transferor and the initial purchaser of the Class C Notes.]

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Notes" means any one of the Notes executed by Issuer and authenticated by or on behalf of Indenture Trustee, substantially in the form of Exhibit A-3 or Exhibit A-4.

         "Closing Date" means [               ], 200[   ].

         "Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) the Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series [200_-_] Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) the balance on deposit in the Principal Accumulation Account, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.04(a)(vi) prior to such date.

         "Controlled Accumulation Amount" means, (a) for any Transfer Date with respect to the Accumulation Period an amount equal to one-[ ] of the Collateral Amount at the end of the Revolving Period; provided, however, that if the Accumulation Period Length is determined to be less than [ ] months pursuant to
Section 4.14 or 4.15, the Controlled Accumulation Amount shall be equal to (i) the Initial Collateral Amount divided by (ii) the Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Distribution Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

         "Controlled Accumulation Date" means [ ], or such later date as is determined in accordance with Sections 4.14 and 4.15.

         "Controlled Deposit Amount" means, for any Transfer Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

         "Covered Amount" means an amount, determined as of each Transfer Date for any Interest Period, equal to the sum of (a) the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account up to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, plus (b) the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Principal Balance as of the Record Date preceding such Transfer Date up to the Class B Principal Balance as of the Record Date preceding such Transfer Date, plus (c) the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Principal Balance and the Class B Principal Balance as of the Record Date preceding such Transfer Date.

         "Default Amount" means, with respect to any Transfer Date, the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Accounts which became Defaulted Accounts during the Related Monthly Period.

         "Default Interest" means, for any Distribution Date, Class A Default Interest, Class B Default Interest and Class C Default Interest for such Distribution Date.

         ["Designated Maturity" means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.]

         "Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund, unauthorized charge, fraudulent or counterfeit charge or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder, (c) because of a credit pursuant to a debt cancellation or debt deferral program which is not recovered from Collections or from Insurance Proceeds or (d) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

         "Distribution Account" is defined in subsection 4.09(a).

         "Distribution Date" means [ ] 15, 200[ ] and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

         "Excess Spread Percentage" means Net Yield.

         "Finance Charge Account" is defined in Section 4.09(a).

         "Finance Charge Collections" means Collections of Finance Charge Receivables.

         "Finance Charge Shortfall" is defined in Section 4.07.

         ["Funding Period" means the period commencing on the Closing Date and ending upon the first to occur of (x) the commencement of the Rapid Amortization Period, (y) the date on which the Collateral Amount equals the Note Principal Balance and (z) [___________], 200[__].]

         "Group One" means Series [200_-_], the outstanding PSA Series (other than any Series represented by the Collateral Certificate) and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

         "Initial Collateral Amount" means $[              ].

         ["Initial Pre-Funded Amount" means $[____________].]

         "Interest Period" means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date.

         "Investment Earnings" means, for any Distribution Date, all interest and earnings on Permitted Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

         "Investor Charge-Offs" is defined in Section 4.05.

         "Investor Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the Default Amount for such Monthly Period and (b) the Allocation Percentage for Default Amounts for such Monthly Period.

         "Investor Finance Charge Collections" means, with respect to any Date of Processing, an amount equal to the product of (a) the Allocation Percentage for such Date of Processing and (b) Collections in respect of Finance Charge Receivables received on such date and, with respect to any Monthly Period, the aggregate of such sums for each Date of Processing in such Monthly Period.

         "Investor Principal Collections" means, with respect to any Date of Processing, an amount equal to the product of (a) the Allocation Percentage for such day and (b) Collections in respect of Principal Receivables received on such Date of Processing and, with respect to any Monthly Period, the aggregate of such sums for each Date of Processing in such Monthly Period.

         ["LIBOR" means, for any Interest Period, an interest rate per annum for such Interest Period determined by Indenture Trustee in accordance with the provisions of Section 4.16.]

         ["LIBOR Determination Date" means (i) [ ], 200[ ] for the period from and including the Closing Date through and including [ ], 200[ ] and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.]

         ["London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.]

         "Monthly Interest" means, for any Distribution Date, the sum of the Class A Monthly Interest Payment, the Class B Monthly Interest Payment, and the Class C Monthly Interest Payment for such Distribution Date.

         "Monthly Period" means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the [ ] 200[ ] Distribution Date shall mean the period from and including the Closing Date to and including the last day of [ ] 200[ ].

         "Monthly Principal" is defined in Section 4.03.

         "Monthly Principal Reallocation Amount" means, for any Monthly Period, an amount equal to the sum of:

                  (a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) [ ]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero; and

                  (b) the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of (I) [ ]% and (II) the Initial Collateral Amount minus
         (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) and (B) zero.

         "Net Yield" means, with respect to any Monthly Period, Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

         "Note Principal Balance" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

         "Noteholder Servicing Fee" is defined in Section 3.01.

         "Paired Series" means a Series that has been paired with Series [200_-_] (which Series may be prefunded or partially prefunded or may be a Variable Interest) such that a reduction of the Collateral Amount results in (or permits) an increase of the Collateral Amount of the Paired Series.

         "Percentage Allocation" is defined in subsection 4.01(b)(ii)(B).

         "Permitted Investments" is defined in Annex A to the Indenture.

         "Portfolio Yield" means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections and any amounts withdrawn from the [Cash Collateral Account,] [the Spread Account,] [the Pre-Funding Account,] [the Principal Accumulation Account,] or the Reserve Account, except that Excess Finance Charge Collections from other Series applied for the benefit of Series [200_-_] Notes may be included if the Rating Agency Condition is met), minus (ii) the Investor Default Amount and the Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account as of the first day of such Monthly Period.

         ["Pre-Funded Amount" means, as of any date of determination, the amount on deposit in the Pre-Funding Account (net of all interest and other investment income).]

         ["Pre-Funding Account" is defined in subsection 4.18(a).]

         ["Pre-Funding Investment Proceeds" means, with respect to each Transfer Date, the investment earnings on funds in the Pre-Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date (or, in the case of the first Transfer Date, from and including the Closing Date) to but excluding such Transfer Date.]

         "Principal Account" is defined in Section 4.09(a).

         "Principal Accumulation Account" is defined in subsection 4.09(a).

         "Principal Accumulation Account Balance" means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

         ["Principal Accumulation Investment Proceeds" means, with respect to each Transfer Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.]

         "Principal Collections" means Collections of Principal Receivables.

         "Principal Shortfall" is defined in subsection 4.08.

         "PSA Series" means a Series under (and as defined in) the Pooling and Servicing Agreement.

         "Qualified Maturity Agreement" means an agreement in which a Qualified Maturity Agreement Institution agrees to make a deposit into the Principal Accumulation Account on or before the [Class A/B] Expected Principal Payment Date in an amount equal to the initial Note Principal Balance (reduced by any amount on deposit in the Principal Accumulation Account [excluding the Class C
Note Initial Principal Balance]) [and a further deposit into the Principal Accumulation Account on the Class C Expected Principal Payment Date in an amount equal to the Class C Note Initial Principal Balance.]

         "Qualified Maturity Agreement Institution" means a counterparty having short-term debt ratings of no less than "P-1/A-1" by Moody's and Standard & Poor's, respectively, or long-term unsecured ratings of no less than "Aa3" by Moody's and "A+" by Standard & Poor's.

         "Quarterly Net Yield" means, for any Distribution Date, the average of the Net Yields for each of the three preceding Monthly Periods, and, for purposes of the [ ] 200[ ] and [ ] 200[ ] Distribution Dates, the Net Yields for [ ] and [ ] 200[ ] shall be deemed to be [ ]% and [ ]%, respectively.

         "Rapid Amortization Period" means the period commencing on the date on which a Trust Pay Out Event or a Series [200_-_] Pay Out Event is deemed to occur and ending on the Series Termination Date.

         "Rating Agency" means each of Fitch, Moody's and Standard & Poor's.

         "Reallocated Principal Collections" means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.06 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

         "Reassignment Amount" means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series [200 - ] Noteholders, plus (iii) the amount of Default Interest, if any, for the related Distribution Date and any Default Interest previously due but not distributed to the Series [200_-_] Noteholders on a prior Distribution Date.

         ["Reference Banks" means four major banks in the London interbank market selected by Servicer.]

         ["Required Cash Collateral Amount" means, for any Transfer Date, the greatest of (a) an amount equal to [ ]% of the Collateral Amount (after taking into account deposits to the Principal Accumulation Account on such Transfer Date and payments to be made on the related Distribution Date), (b) $[ ] and (c) for any Transfer Date occurring on or after the commencement of the Rapid Amortization Period, an amount equal to [ ]% of the Collateral

Amount as of the close of business on the last day of the Revolving Period; provided that the Required Cash Collateral Amount will never exceed the Note Principal Balance, minus the Principal Accumulation Account Balance (after taking into account deposits to the Principal Accumulation Account on such Transfer Date and payments to be made on the related Distribution Date); and provided, further, that Transferor may reduce the Required Cash Collateral Amount at any time if Indenture Trustee has been provided evidence that the Rating Agency Condition has been satisfied.]

         ["Required Draw Amount" is defined in subsection 4.11(c).]

         "Required Reserve Account Amount" means, for any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) [ ]% of the sum of the Note Principal Balance or (b) any other amount designated by Transferor; provided, however, that if such designation is of a lesser amount, Transferor shall (i) provide Servicer and Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series [200_-_].

         "Required Retained Transferor Percentage" means, for purposes of Series [200_-_], [ ]%.

         "Required Spread Account Amount" means, for any date of determination,
(a) prior to the occurrence of a Pay Out Event, the product of (i) the Spread Account Percentage in effect on such date and (ii) the Initial Collateral Amount; provided that the Required Spread Account Amount shall not exceed the Class C Note Principal Balance minus the excess, if any, of the Principal Accumulation Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination and (b) after the occurrence of a Pay Out Event, an amount equal to the Class C Note Principal Balance on such date of determination.

         "Reserve Account" is defined in subsection 4.10(a).

         "Reserve Account Funding Date" means the Transfer Date designated by Servicer which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences [ ] months prior to the commencement of the Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.15); (b) the first Transfer Date for which the Quarterly Net Yield is less than [ ]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences [ ] months prior to the commencement of the Accumulation Period; (c) the first Transfer Date for which the Quarterly Net Yield is less than [ ]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the

Monthly Period which commences [ ] months prior to the commencement of the Accumulation Period; and (d) the first Transfer Date for which the Quarterly Net Yield is less than [ ]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences [ ] months prior to the commencement of the Accumulation Period; provided, however, that subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by Servicer; provided, however, that the Reserve Account Funding Date shall be the Distribution Date immediately following the date on which a Qualified Maturity Agreement is terminated if (a) such Qualified Maturity Agreement is terminated because the provider of such Qualified Maturity Agreement ceases to qualify as a Qualified Maturity Agreement Institution, (b) such Qualified Maturity Agreement is terminated prior to the earlier of the [Class A/B] Expected Principal Payment Date [and the Class C Expected Principal Payment Date] and the commencement of the Rapid Amortization Period, (c) such Qualified Maturity Agreement is terminated after the later of the last day of the [ , 200 ] Monthly Period and, at the election of Transferor, the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.14 (as determined on the date of such termination) and (d) Transferor does not obtain a substitute Qualified Maturity Agreement.

         "Reserve Account Surplus" means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "Reserve Draw Amount" means, with respect to each Transfer Date relating to the Accumulation Period or the first Transfer Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Transfer Date.

         "Reset Date" means:

                  (a) each Addition Date and each "Addition Date" (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Additional Accounts;

                  (b) each Removal Date and each "Removal Date" (as such term is defined in the Pooling and Servicing Agreement) on which Principal Receivables are removed from the Receivables Trust;

                  (c) each date on which there is an increase in the outstanding balance of any Variable Interest or any variable funding certificate issued pursuant to the Pooling and Servicing Agreement; and

                  (d) each date on which a new Series or Class of Notes is issued and each date on which a new "Series" or "Class" (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.

         "Revolving Period" means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Accumulation Period commences or the day the Rapid Amortization Period commences.

         "Series [200_-_]" means the Series of Notes the terms of which are specified in this Indenture Supplement.

         "Series [200_-_] Collection Account" is defined in Section 4.09(a).

         "Series [200_-_] Final Maturity Date" is defined in Section 4.09(a).

         "Series [200_-_] Final Maturity Date" means the [ ] 200[ ] Distribution Date.

         "Series [200_-_] Note" means a Class A Note, a Class B Note or a Class C Note.

         "Series [200_-_] Noteholder" means a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

         "Series [200_-_] Pay Out Event" is defined in Section 6.01.

         "Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series and PSA Series for such Monthly Period; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage will be the percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Collections for Series [200_-_] for each day during that Monthly Period divided by the total number of days in such Monthly Period and the denominator of which is an amount equal to the sum of the numerators used in determining the Allocation Percentages for Finance Charge Receivables for all outstanding Series and PSA Series for each day during such Monthly Period divided by the total number of days in such Monthly Period.

         "Series Servicing Fee Percentage" means [2]% per annum.

         "Series Termination Date" means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series [200_-_] Final Maturity Date.

         "Servicer Interchange" means, with respect to any Monthly Period, an amount equal to one-twelfth of the product of (a) [1.00%] and (b) the Collateral Amount as of the last day of the preceding Monthly Period; provided, however, that Servicer Interchange for the [ ] 200[ ] Distribution Date shall be $[ ].

         "Servicing Fee Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(iii) over [(a)] the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a) [and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).]

         "Spread Account" is defined in subsection 4.12(a).

         "Spread Account Deficiency" means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

         "Spread Account Percentage" [is defined in the Class C Note Purchase Agreement] [means (i) [__]% if the Quarterly Net Yield on such Distribution Date is greater than or equal to [__]%, (ii) [__]% if the Quarterly Net Yield on such Distribution Date is less than [__]% and greater than or equal to [__]%, (iii) [__]% if the Quarterly Net Yield on such Distribution Date is less than [__]% and greater than or equal to [__]%, (iv) [__]% if the Quarterly Net Yield on such Distribution Date is less than [__]% and greater than or equal to [__]%,
(v) [__]% if the Quarterly Net Yield on such

Distribution Date is less than [__]% and greater than or equal to [__]%, (vi) [__]% if the Quarterly Net Yield on such Distribution Date is less than [__]% and greater than or equal to [__]%, (vii) [__]% if the Quarterly Net Yield on such Distribution Date is less than [__]% and greater than or equal to [__]%, and (viii) [__]% if the Quarterly Net Yield on such Distribution Date is less than [__]%; [provided, that if a Pay Out Event is deemed to occur, the Spread Account Percentage shall be [__]%]].

         ["Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Markets Report (or such page as may replace that page in that service for the purpose of displaying comparable rates or prices).]

         "Uncovered Dilution Amount" means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period, times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.09(a) of the Transfer and Servicing Agreement or Section 4.03(c) of the Pooling and Servicing Agreement but has not been made; provided that, if the Transferor Interest is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

         Each capitalized term defined herein shall relate to the Series [200_-_] Notes and no other Series of Notes issued by Issuer, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture.

         The interpretive rules specified in Section 1.2 of the Master Indenture also apply to this Indenture Supplement. If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

                                  ARTICLE III

                            NOTEHOLDER SERVICING FEE

         SECTION 3.01. SERVICING COMPENSATION. The share of the Servicing Fee allocable to Series [200_-_] for any Transfer Date (the "Noteholder Servicing Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be equal to $[ ]; provided, further, that if Transferor or Indenture Trustee is Servicer, the Noteholder Servicing Fee shall be reduced by the amount, if any, by which the Servicer Interchange for such Monthly Period exceeds the amount of Interchange included as Collections of Finance Charge Receivables allocable to the Series [200_-_] Notes with respect to such Monthly Period pursuant to Section 4.17 of this Indenture Supplement. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Interest or the Noteholders of other

Series (as provided in the related Indenture Supplements) and in no event shall Issuer, Indenture Trustee or the Series [200_-_] Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Interest or the Noteholders of any other Series.

                                   ARTICLE IV

                      RIGHTS OF SERIES [200_-_] NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.01. COLLECTIONS AND ALLOCATIONS.

         (a) ALLOCATIONS. Finance Charge Collections, Principal Collections and Receivables in Defaulted Accounts shall be allocated and distributed to Series [200_-_] as set forth in this Article.

         (b) ALLOCATIONS TO THE SERIES [200_-_] NOTEHOLDERS. On each Date of Processing, Servicer shall allocate to the Series [200_-_] Noteholders the following amounts as set forth below:

                  (i) Allocations of Finance Charge Collections. Servicer shall allocate to the Series [200_-_] Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account in accordance with
         Section 8.04 of the Indenture and subsection 4.01(c).

                  (ii) Allocations of Principal Collections. Servicer shall allocate to the Series [200_-_] Noteholders the following amounts as set forth below:

                           (A) Allocations During the Revolving Period.

                                    (1) During the Revolving Period an amount
                           equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on each Date of Processing, shall be allocated to the Series [200_-_] Noteholders and, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Excess Principal Collections to other Principal Sharing Series on the related Distribution Date, second, deposited to the Excess Funding Account to the extent necessary so that the Transferor Interest is not less than the Minimum Transferor Interest and, third, paid to the Holders of the Transferor Interest.

                                    (2) With respect to each Monthly Period
                           falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series [200_-_] Noteholders pursuant to this subsection 4.01(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.06.

                                    (B) Allocations During the Accumulation
                           Period. During the Accumulation Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on each Date of Processing (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be allocated to the Series [200_-_] Noteholders and deposited into the Principal Account in accordance with Section 8.04 of the Indenture and subsection 4.01(c).

                                    (C) Allocations During the Rapid
                           Amortization Period. During the Rapid Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on each Date of Processing shall be allocated to the [200_-_] Noteholders and deposited into the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Excess Principal Collections to other Principal Sharing Series on the related Distribution Date, second, deposited in the Excess Funding Account to the extent necessary so that the Transferor Interest is not less than the Minimum Transferor Interest and, third, paid to the holders of the Transferor Interest.

                  (c) During any period when Servicer is permitted by Section
         4.03 of the Pooling and Servicing Agreement or Section 8.04 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 4.01(a) and
         (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if FNBO is Servicer, Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Excess Principal Collections allocated to Series [200_-_] pursuant to Section 4.03(e) of the Pooling and Servicing Agreement or Section 8.05 of the Indenture)). The exception to the daily deposit requirements provided by the second paragraph of Section 8.04(a) of the Indenture shall not be available during any Monthly Period during the Rapid Amortization Period, or at any time that the Transferor Interest is less than the Minimum Transferor Interest, or at any time that the Available Spread Account Amount is less than the Required Spread Account Amount, and provided, further, that for purposes of this sentence, the amount of Collections of Principal Receivables required to be deposited or distributed on the related Transfer Date during the Accumulation Period shall include an amount equal to the Controlled Deposit

         Amount and the amount of Collections of Finance Charge Receivables required to be deposited or distributed on the related Distribution Date shall include an amount equal to the sum of:

                           (i) the Monthly Interest that was payable on the
                  previous Distribution Date; plus

                           (ii) the Noteholder Servicing Fee due on the related
                  Distribution Date; plus

                           (iii) an amount equal to [________]% of the Investor
                  Default Amount for the previous Distribution Date.


                  (d) On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

         SECTION 4.02. DETERMINATION OF MONTHLY INTEREST.

                  (a) The amount of monthly interest ("Class A Monthly Interest Payment") distributable from the Distribution Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).

                  On the Determination Date preceding each Distribution Date, Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the aggregate amount accrued pursuant to this
         Section 4.02(a) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount. If the Class A Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Default Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and
         (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Default Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.
                  (b) The amount of monthly interest ("Class B Monthly Interest Payment") distributable from the Distribution Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

                  On the Determination Date preceding each Distribution Date, Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the aggregate amount accrued pursuant to this
         Section 4.02(b) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class B Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Default Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Default Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("Class C Monthly Interest Payment") distributable from the Distribution Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).

                  On the Determination Date preceding each Distribution Date, Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (x) the aggregate amount accrued pursuant to this
         Section 4.02(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class C Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Default Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Default Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

         SECTION 4.03. DETERMINATION OF MONTHLY PRINCIPAL. The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Transfer Date (the

"Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Transfer Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06) prior to any deposit into the Principal Accumulation Account on such Transfer Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

         SECTION 4.04. APPLICATION OF AVAILABLE FINANCE CHARGE COLLECTIONS AND AVAILABLE PRINCIPAL COLLECTIONS. On or before each Transfer Date, Servicer shall instruct Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

                  (a) On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:

                           (i) an amount equal to Class A Monthly Interest
                  Payment for such Distribution Date, plus any Class A Interest Shortfall, plus the amount of any Class A Default Interest for such Distribution Date, plus the amount of any Class A Default Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be deposited by Servicer or Indenture Trustee into the Distribution Account;

                           (ii) an amount equal to Class B Monthly Interest
                  Payment for such Distribution Date, plus any Class B Interest Shortfall, plus the amount of any Class B Default Interest for such Distribution Date, plus the amount of any Class B Default Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited by Servicer or Indenture Trustee into the Distribution Account;

                           (iii) if Servicer is a Person other than FNBO or an
                  Affiliate of FNBO, an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to Servicer on a prior Transfer Date, shall be distributed to Servicer;

                           (iv) an amount equal to Class C Monthly Interest
                  Payment for such Distribution Date, plus any Class C Interest Shortfall, plus the amount of any Class C Default Interest for such Distribution Date, plus the amount of any Class C Default Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be deposited by Servicer or Indenture Trustee into the Distribution Account;

                           (v) an amount equal to the Investor Default Amount
                  and any Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Accumulation Period or the Rapid Amortization Period, deposited into the Principal Account on the related Transfer Date;

                           (vi) an amount equal to the sum of the aggregate
                  amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vi) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                           (vii) [(A) an amount equal to the excess, if any, of
                  the Required Cash Collateral Amount over the Available Cash Collateral Amount shall be deposited into the Cash Collateral Account and then (B)] an amount equal to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount shall be deposited into the Spread Account;

                           (viii) if Servicer is FNBO or an Affiliate of FNBO,
                  an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to Servicer on a prior Transfer Date, shall be distributed to Servicer;

                           (ix) on each Transfer Date from and after the Reserve
                  Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

                           (x) [an amount equal to any other payments owed to
                  the Class C Noteholders under the Class C Note Purchase Agreement shall be paid to the Class C Noteholders]; and

                           (xi) the balance, if any, will constitute a portion
                  of Excess Finance Charge Collections for such Distribution
                  Date.

                  (b) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Excess Principal Collections and applied in accordance with Section 8.05 of the Indenture.

                  (c) On each Transfer Date with respect to the Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

                           (i) during the Accumulation Period, an amount equal
                  to the Monthly Principal for such Transfer Date shall be deposited into the Principal Accumulation Account;

                           (ii) during the Rapid Amortization Period, an amount
                  equal to the Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Note Principal Balance has been paid in full;

                           (iii) during the Rapid Amortization Period, after
                  giving effect to the distribution referred to in clause (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Note Principal Balance has been paid in full;

                           (iv) during the Rapid Amortization Period, after
                  giving effect to the distributions referred to in clauses (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class C Noteholders on the related Distribution Date until the Class C Note Principal Balance has been paid in full; and

                           (v) in the case of each of the Accumulation Period
                  and the Rapid Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through (iv) above shall be treated as Excess Principal Collections and applied in accordance with Section 8.05 of the Indenture.

                  (d) On each Distribution Date, Indenture Trustee shall pay in accordance with Section 5.02 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.04(a)(i) on the preceding Transfer Date, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.04(a)(ii) and to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.04(a)(iv).

                  (e) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A/B Expected Principal Payment Date, Indenture Trustee, acting in accordance with instructions from Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account amounts necessary to pay first, to the Class A Noteholders, until paid in full, second, to the Class B Noteholders, until paid in full, and, if the Rapid Amortization Period has commenced, any remainder to the Class C Noteholders, the amounts deposited into the Principal Accumulation Account pursuant to subsections 4.04(c)(i). On the Class C Expected Principal Payment Date, if the Rapid Amortization Period has not commenced, Indenture Trustee, acting in accordance with instructions from Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account for payment to the Class C Noteholders the amounts deposited into the Principal Accumulation Account pursuant to subsection 4.04(c)(i) on the related Transfer Date. Indenture Trustee, acting in accordance with the instructions of Servicer, shall in accordance with Section 5.02 pay from the Distribution Account to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, as applicable, the amounts deposited for the account of such Noteholders into the Distribution Account pursuant to this subsection 4.04(e).

         SECTION 4.05. INVESTOR CHARGE-OFFS. On each Determination Date, Servicer shall calculate the Investor Default Amount and any Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and any Uncovered Dilution Amount for such Distribution Date exceeds the sum of the amount of Available Finance Charge Collections [and the amount withdrawn from the Cash Collateral Account] allocated with respect thereto pursuant to subsection 4.04(a)(v) [and 4.11(c), respectively,] with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor Charge-Off").

         SECTION 4.06. REALLOCATED PRINCIPAL COLLECTIONS. On each Transfer Date, Servicer shall apply, or shall instruct Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.04(a)(i), (ii) and (iii), after giving effect to any withdrawal from [the Cash Collateral Account or] the Spread Account to cover such payments. On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

         SECTION 4.07. EXCESS FINANCE CHARGE COLLECTIONS. [Series [200_-_] shall be an Excess Allocation Series with respect to Group One only.] For this purpose, each outstanding series of certificates issued by First Bankcard Master Credit Card Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.06 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series [200_-_] in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series [200_-_] for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series [200_-_] for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (xi) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

         SECTION 4.08. EXCESS PRINCIPAL COLLECTIONS. Subject to Section 4.03(e) of the Pooling and Servicing Agreement and Section 8.05 of the Indenture, Excess Principal Collections allocable to Series [200_-_] on any Transfer Date will be equal to the product of (x) the aggregate amount of Excess Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfalls for Series [200_-_] for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfall for all the Series which are Principal Sharing Series for such Transfer Date.

For this purpose, each outstanding series of certificates issued by First Bankcard Master Credit Card Trust (other than any series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The "Principal Shortfall" for Series [200_-_] will be equal to (a) for any Transfer Date with respect to the Revolving Period, zero, (b) for any Transfer Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Excess Principal Collections) and (c) for any Transfer Date with respect to the Rapid Amortization Period, the excess, if any, of the Collateral Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Excess Principal Collections). Excess Principal Collections remaining on any Transfer Date after payment of Principal Shortfalls for all Series in Group I, and after any application of Excess Principal Collections as principal with respect to any Variable Interest or variable funding certificates in such Group will be distributed to the Holder of the Transferor Interest or deposited in the Excess Funding Account in accordance with subsection 4.03(e) of the Pooling and Servicing Agreement or Section 8.05 of the Indenture, as applicable.

         SECTION 4.09. CERTAIN SERIES ACCOUNTS.

                  (a) Indenture Trustee shall establish and maintain with a Qualified Institution, which may be Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, three segregated trust accounts with such Qualified Institution (the "Series [200_-_] Collection Account", the "Principal Accumulation Account" and the "Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [200_-_] Noteholders. The Indenture Trustee shall also establish two subaccounts in the Series [200_-_] Collection Account (the "Principal Account" and the "Finance Charge Account") for deposits of Collections of Principal Receivables and Finance Charge Receivables. Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series [200_-_] Collection Account, the Principal Accumulation Account and the Distribution Account and in all proceeds thereof. The Series [200_-_] Collection Account, the Principal Accumulation Account and the Distribution Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Series [200_-_] Noteholders. If at any time the institution holding the Series [200_-_] Collection Account, the Principal Accumulation Account and the Distribution Account ceases to be a Qualified Institution, Transferor shall notify Indenture Trustee in writing, and Indenture Trustee upon being notified (or Servicer on its behalf) shall, within ten (10) Business Days, establish a new Series [200_-_] Collection Account, a new Principal Accumulation Account and a new Distribution Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Series [200_-_] Collection Account, new Principal Accumulation Account and new Distribution Account. Indenture Trustee, at the written direction of Servicer, shall (i) make withdrawals from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i). Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account.

                  (b) Funds on deposit in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of Servicer by Indenture Trustee in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

                  On each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, Indenture Trustee, acting at Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.04.

                  Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

                  On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account, the Finance Charge Account and the Distribution Account shall be deposited by Indenture Trustee in a separate deposit account with a Qualified Institution in the name of Servicer, or a Person designated in writing by Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by Indenture Trustee to Servicer.

                  (c) Indenture Trustee shall hold such of the Permitted Investments of funds in any Series Account (including the Reserve Account, Spread Account [Cash Collateral Account and Pre-Funding Account]) as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of Indenture Trustee, (b) such securities intermediary shall treat Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.09(c), Indenture Trustee shall not hold Permitted Investments through an agent or nominee.

         SECTION 4.10. RESERVE ACCOUNT.

                  (a) Indenture Trustee shall establish and maintain with a Qualified Institution, which may be Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series [200_-_] Noteholders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [200_-_] Noteholders. Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Series [200_-_] Noteholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, Transferor shall notify Indenture Trustee, and Indenture Trustee upon being notified (or Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. Indenture Trustee, at the direction of Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(ix).

                  (b) Funds on deposit in the Reserve Account shall be invested at the written direction of Servicer by Indenture Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

                  On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On or before each Transfer Date with respect to the Accumulation Period and on or before the first Transfer Date with respect to the Rapid Amortization Period, Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.04(a)(ix) with respect to such Transfer Date.

                  (d) If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by Indenture Trustee (acting in accordance with the written instructions of Servicer) and deposited into the Finance

         Charge Account for application as Available Finance Charge Collections for such Transfer Date.

                  (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, Indenture Trustee, acting in accordance with the written instructions of Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the Holders of the Transferor Interest.

                  (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Transfer Date relating to the Rapid Amortization Period and (iii) the Transfer Date immediately preceding the Class A/B Expected Principal Payment Date, Indenture Trustee, acting in accordance with the instructions of Servicer, after the prior payment of all amounts owing to the Series [200_-_] Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the Holders of the Transferor Interest. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement. Funds on deposit in the Reserve Account at any time that the Accumulation Period is suspended pursuant to Section 4.15 shall remain on deposit until applied in accordance with subsection 4.10(d), (e) or (f).

         [SECTION 4.11. CASH COLLATERAL ACCOUNT.

                  (a) Indenture Trustee shall establish and maintain with a Qualified Institution, which may be Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series [200_-_] Noteholders, a segregated trust account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [200_-_] Noteholders. Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Series [200_-_] Noteholders. If at any time the institution holding the Cash Collateral Account ceases to be a Qualified Institution, Transferor shall notify Indenture Trustee, and Indenture Trustee upon being notified (or Servicer on its behalf) shall, within ten (10) Business Days, establish a new Cash Collateral Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Cash Collateral Account.

                  (b) On the Closing Date, Transferor shall deposit $[ ] in immediately available funds into the Cash Collateral Account. Funds on deposit in the Cash Collateral

         Account shall be invested at the written direction of Servicer by Indenture Trustee in Permitted Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

                  On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be retained in the Cash Collateral Account (to the extent that the Available Cash Collateral Amount is less than the Required Cash Collateral Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, interest and earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On each Determination Date, Servicer shall calculate the amount (the "Required Draw Amount") by which the sum of the amounts required to be distributed or deposited pursuant to subsections 4.04(a)(i) through (v) with respect to the related Transfer Date exceeds the amount of Available Finance Charge Collections with respect to the related Monthly Period. If the Required Draw Amount for any Transfer Date is greater than zero, Servicer shall give written notice to Indenture Trustee of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to subsections 4.04(a)(i) through (v) (in the order of priority set forth in Section 4.04(a)).

                  (d) If, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to any Transfer Date, the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount, Indenture Trustee acting in accordance with the instructions of Servicer, shall withdraw an amount equal to such excess from the Cash Collateral Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount and (ii) distribute such amounts remaining after application pursuant to subsection 4.11(d) to Transferor.]

         SECTION 4.12. SPREAD ACCOUNT.

                  (a) On or prior to the Closing Date, Indenture Trustee shall establish and maintain with a Qualified Institution, which may be Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and Transferor, a segregated account (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and Transferor. Except as otherwise provided in this Section 4.12, Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread

         Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Class C Noteholders and the Holder of the Transferor Interest. If at any time the institution holding the Spread Account ceases to be a Qualified Institution, Servicer shall notify Indenture Trustee, and Indenture Trustee upon being notified (or Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash or any investments to such new Spread Account. Indenture Trustee, at the written direction of Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.12(f).

                  (b) Funds on deposit in the Spread Account shall be invested at the written direction of Servicer by Indenture Trustee in Permitted Investments. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

                  On each Transfer Date (but subject to subsections 4.12(c), 4.12(d) and 4.12(f)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Spread Account shall be paid to the Holders of the Transferor Interest by Indenture Trustee upon written direction of Servicer. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsections 4.12(c), 4.12(d) and 4.12(f)), all Investment Earnings shall be deemed not to be available or on deposit; provided that after the maturity of the Series [200_-_] Notes has been accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

                  (c) If, on any Transfer Date, the aggregate amount of Available Finance Charge Collections [and the amount, if any, withdrawn from the Cash Collateral Account available for deposit into the Distribution Account] pursuant to subsection[s] 4.04(a)(iv) [and 4.11(c), respectively,] is less than the aggregate amount required to be deposited pursuant to subsection 4.04(a)(iv), Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Distribution Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

                  (d) On the earlier of Series [200_-_] Final Maturity Date and the date on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in subsection 4.12(c), Indenture Trustee at the written direction of Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.04(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and Indenture Trustee upon the written direction of Servicer or Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.02(e).

                  (e) On any day following the occurrence of an Event of Default with respect to Series [200_-_] and acceleration of the maturity of the Series [200_-_] Notes pursuant to Section 5.03 of the Indenture, Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and Indenture Trustee or Servicer shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders until the Class C Note Principal Balance is paid in full[, to the Class A Noteholders until the Class A Note Principal Balance is paid in full,] [and to the Class B Noteholders until the Class B Note Principal Balance is paid in full,] [in that order of priority,] in accordance with Section 5.02, to fund any shortfalls in amounts owed to such Noteholders.

                  (f) If on any Transfer Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account pursuant to subsection 4.04(a)(vii) up to the amount of the Spread Account Deficiency and, if such Available Finance Charge Collections are less than such Spread Account Deficiency, investment earnings on funds on deposit in the Spread Account shall be held and not distributed pursuant to subsection 4.12(b) until such Spread Account Deficiency is reduced to zero through subsequent deposits pursuant to subsection 4.04(a)(vii).

                  (g) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Transfer Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, Indenture Trustee acting in accordance with the instructions of Servicer, shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to Transferor. On the date on which the Class C Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to subsections 4.12(c), (d) and (e), Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Transferor Interest.

         SECTION 4.13. INVESTMENT INSTRUCTIONS. Any investment instructions required to be given to Indenture Trustee pursuant to the terms hereof must be given to Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event Indenture Trustee receives such investment instruction later than such time, Indenture Trustee may, but shall have no obligation to, make such investment. In the event Indenture

Trustee is unable to make an investment required in an investment instruction received by Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by Indenture Trustee on the next succeeding Business Day. In no event shall Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

         SECTION 4.14. ACCUMULATION PERIOD. The Accumulation Period is scheduled to commence at the beginning of business on [_______], 200[_]; provided that if the Accumulation Period Length (determined as described below) on any Determination Date on or after the [______________] Determination Date is less than [__] months, the date on which the Accumulation Period actually commences will be changed to the first Business Day of the month that is the number of whole months prior to the month in which the [Class A/B] Expected Principal Payment Date occurs equal to the Accumulation Period Length (so that, as a result of such election, the number of Monthly Periods in the Accumulation Period will equal the Accumulation Period Length); provided that (i) the length of the Accumulation Period will not be less than [___________] month[s], (ii) such determination of the Accumulation Period Length shall be made on each Determination Date on and after the [________, 20__] Determination Date but prior to the commencement of the Accumulation Period, and any postponement of the Accumulation Period shall be subject to the subsequent lengthening of the Accumulation Period to the Accumulation Period Length determined on any subsequent Determination Date, but the Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Indenture Supplement to the contrary, no postponement of the commencement of the Accumulation Period shall be made after a Pay Out Event shall have occurred and be continuing with respect to any other Series. The "Accumulation Period Length" will mean a number of whole months such that the amount available for distribution of principal on the Class A Notes [and] the Class B Notes [and the Class C Notes] on the [Class A/B] Expected Principal Payment Date is expected to equal or exceed the sum of the Class A Note Principal Balance [and the] Class B Note Principal Balance [and the Class C Note Principal Balance], assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the [___] preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Servicer shall calculate the Accumulation Period Length on each Determination Date on and after the [_______] Determination Date as necessary to determine whether the Accumulation Period is postponed and to set the Reserve Account Funding Date. If the calculation results in a postponement, Servicer shall provide notice to Indenture Trustee, Transferor, Issuer and each Rating Agency. Any notice by Servicer confirming the postponement of the Accumulation Period pursuant to this Section 4.14 shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Accumulation Period. The method for determining the Accumulation Period Length may be changed if the Rating Agency Condition is met.

         SECTION 4.15 SUSPENSION OF ACCUMULATION PERIOD.

                  (a) Servicer may elect to suspend the commencement of the Accumulation Period with prior notice to the Rating Agencies, at any time prior to the Distribution Date preceding the [Class A/B] Expected Principal Payment Date. The commencement of the Accumulation Period shall be suspended upon delivery by Servicer to Indenture Trustee of
         (i) an Officer's Certificate stating that Servicer has elected to suspend the commencement of the Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.15 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. Issuer does hereby transfer, assign, set-over, and otherwise convey to Indenture Trustee for the benefit of the Series [200_-_] Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.15 and all proceeds thereof. Such property shall constitute part of the Trust Estate and Collateral for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Indenture Trustee or any Noteholder of any obligation of Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

                  Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to Indenture Trustee, for the benefit of the Series [200_-_] Noteholders, of all of the rights previously held by Issuer under any Qualified Maturity Agreement obtained by Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Series [200_-_] Noteholders.

                  (b) Each Qualified Maturity Agreement shall obligate the provider to deposit into the Principal Accumulation Account on or before the [Expected Principal Payment Date an amount equal to the initial Note Principal Balance (reduced by any amount on deposit in the Principal Accumulation Account)] [Class A/B Expected Principal Payment Date an amount equal to the initial Note Principal Balance (excluding the Class C Note Initial Principal Balance and reduced by any amount on deposit in the Principal Accumulation Account) and a further deposit into the Principal Accumulation Account on or before the Class C Expected Principal Payment Date in an amount equal to the Class C Note Principal Balance]; provided, however, that Issuer may instead elect to fund all or a portion of such deposits with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Transfer Date. The amounts so deposited shall be applied on the [Class A/B] Expected Principal Payment Date [and the Class C Expected Principal Payment Date, respectively,] pursuant to subsection 4.04(c) as if the commencement of the Accumulation Period had not been suspended.

                  (c) Each Qualified Maturity Agreement shall terminate at the close of business on the [Class A/B] Expected Principal Payment Date; provided, however, that Servicer may terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as a Qualified Institution and Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) a Pay Out Event occurs. In addition, if the available Reserve Account Amount equals the Required Reserve Account Amount, Servicer may terminate a Qualified Maturity Agreement prior to the later of (1) the date on which the Accumulation Period was scheduled to begin, before giving effect to the suspension of the Accumulation Period, and (2) the date to which the commencement of the Accumulation Period is postponed pursuant to Section 4.14 (as determined on the Determination Date preceding the date of such termination), in which case the commencement of the Accumulation Period shall be determined as if the commencement had not been postponed. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as a Qualified Institution, Servicer shall use its best efforts to obtain a substitute Qualified Maturity Agreement, unless a substitute Qualified Maturity Agreement is not required for any of the reasons listed in this subsection (c).

                  (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the [Class A/B] [Class C] Expected Principal Payment Date and the commencement of the Rapid Amortization Period and Issuer does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period shall commence on the latest of (i) the beginning of business on [_____________], 20[__], (ii) the date to which the commencement of the Accumulation Period is postponed pursuant to
         Section 4.l4 (as determined on the date of such termination) and (iii) the first day of the Monthly Period following the date of such termination. The Issuer shall notify the Rating Agencies if it intends to terminate a Qualified Maturity Agreement prior to the [Class A/B] [Class C] Expected Principal Payment Date.

                  (e) The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Series 200_-_] Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section
         4.15 and all proceeds thereof. Such property shall constitute part of the Trust Estate for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Indenture Trustee or any Noteholder of any obligation of the Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

                  Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to Indenture Trustee, for the benefit of the Series [200_-_] Noteholders, of all of the rights previously held by Issuer under any Qualified Maturity Agreement obtained by Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Series [200_-_] Noteholders.

         [SECTION 4.16. DETERMINATION OF LIBOR.

                  (a) On each LIBOR Determination Date in respect of an Interest Period, Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity. Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                  (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning Indenture Trustee at its corporate trust office at [(312) 827-8500] or such other telephone number as shall be designated by Indenture Trustee for such purpose by prior written notice by Indenture Trustee to each Series [200_-_] Noteholder from time to time.

                  (c) On each LIBOR Determination Date, Indenture Trustee shall send to Servicer by facsimile transmission, notification of LIBOR for the following Interest Period.]

         SECTION 4.17 INTERCHANGE. On or prior to each Determination Date, Transferor shall cause FNBO to notify Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables allocable to the Series [200_-_] Notes with respect to the Related Monthly Period, which amount shall be equal to the product of:

                  (a) the total amount of Interchange paid or payable to FNBO with respect to such Related Monthly Period;

                  (b) a fraction the numerator of which is the volume during the Related Monthly Period of sales net of cash advances on the Accounts and the denominator of which is the amount of sales net of cash advances during the Related Monthly Period on all VISA and MasterCard accounts owned by FNBO; and

                  (c) the Allocation Percentage for Finance Charge Collections with respect to such Related Monthly Period.

On each Transfer Date, Transferor shall pay to Servicer, and Servicer shall deposit into the Collection Account, in immediately available funds, an amount equal to the Interchange to be so included as Collections of Finance Charge Receivables allocable to the Series [200_-_] Notes with respect to the Related Monthly Period. Transferor hereby assigns, sets over, conveys, pledges and grants a security interest and lien to Indenture Trustee for the benefit of the Series [200_-_] Noteholders its security interest in Interchange and the proceeds of Interchange, as set forth in this Section
4.17. In connection with the foregoing grant of a security interest, this Indenture Supplement shall constitute a security agreement under applicable law. To the extent that an Indenture Supplement for a related Series, other than Series [200_-_], assigns, sets over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Notes of any such Series (except that any Series may be subordinated to the Series [200_-_] Notes to the extent specified in any such Indenture Supplement) and the Series [200_-_] Notes shall rank pari passu and be equally and ratably entitled in accordance with their respective allocation percentages for Finance Charge Collections as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture Supplement and other related Indenture Supplements.

         [SECTION 4.18. PRE-FUNDING ACCOUNT.

                  (a) Indenture Trustee shall establish and maintain with a Qualified Institution, in the name of Issuer, on behalf of Issuer, for the benefit of the Series [200_-_] Noteholders, a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [200_-_] Noteholders. Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Account and in all proceeds thereof. The Pre-Funding Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Series [200_-_] Noteholders. If at any time the institution holding the Pre-Funding Account ceases to be a Qualified Institution, Transferor shall notify Indenture Trustee, and Indenture Trustee upon being notified (or Servicer on its behalf) shall, within ten (10) Business Days, establish a new Pre-Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Pre-Funding Account.

                  (b) Transferor shall on the Closing Date deposit into the Pre-Funding Account the Initial Pre-Funded Amount from the proceeds of the sale of the Series [200_-_] Notes. On the Business Day preceding each Transfer Date, Indenture Trustee, acting in accordance with written instructions from Servicer, shall withdraw from the Pre-Funding Account and deposit into the Collection Account all interest and other investment income on the Pre-Funded Amount with respect to the prior Monthly Period. Such investment income shall be deemed to be Finance Charge Collections allocated to Series [200_-_]. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Pre-Funded Amount for purposes of this Indenture Supplement.

                  (c) Funds on deposit in the Pre-Funding Account shall be invested at the written direction of Servicer by Indenture Trustee in Permitted Investments. Funds on deposit in the Pre-Funding Account on the Closing Date and thereafter shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the Business Day preceding the next increase in the Collateral Amount pursuant to subsection 4.18(e) or, if earlier, on the next succeeding Transfer Date.

                  (d) If the Pre-Funded Amount exceeds zero at the end of the Funding Period, on the first Distribution Date on or after the last day of the Funding Period, Servicer shall apply or shall cause Indenture Trustee to apply the Pre-Funded Amount to the payment by Indenture Trustee of principal on the Notes on a pro rata basis based on the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

                  (e) On each Distribution Date during the Funding Period, the Collateral Amount shall increase to the extent that the Transferor Interest will not be less than the Minimum Transferor Interest on such date (in each case after giving effect to all changes to occur on that date, including the change resulting from the operation of this Section 4.18); provided, however, that the Collateral Amount shall in no event exceed the Note Principal Balance. Upon any increase in the Collateral Amount pursuant to this Section 4.18, Servicer shall instruct Indenture Trustee in writing to withdraw from the Pre-Funding Account and pay to Transferor no later than the next succeeding Business Day an amount equal to the amount of such increase in the Collateral Amount.]

                                   ARTICLE V

                DELIVERY OF SERIES [200_-_] NOTES; DISTRIBUTIONS;
                     REPORTS TO SERIES [200_-_] NOTEHOLDERS

         SECTION 5.01. DELIVERY AND PAYMENT FOR THE SERIES [200_-_] NOTES. Issuer shall execute and issue, and Indenture Trustee shall authenticate, the Series [200_-_] Notes in accordance with Section 2.03 of the Indenture. Indenture Trustee shall deliver the Series [200_-_] Notes to or upon the written order of Issuer when so authenticated.

         SECTION 5.02. DISTRIBUTIONS.

                  (a) On each Distribution Date, Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts on deposit in the Distribution Account [(including amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.12))] that are allocated and available on such Distribution Date and that are payable to the Class A Noteholders pursuant to this Indenture Supplement.

                  (b) On each Distribution Date, Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts on deposit in the Distribution Account [(including amounts withdrawn from the Spread

         Account (at the times and in the amounts specified in Section 4.12))] that are allocated and available on such Distribution Date and that are payable to the Class B Noteholders pursuant to this Indenture Supplement.

                  (c) On each Distribution Date, Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts on deposit in the Distribution Account (including amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.12)) that are allocated and available on such Distribution Date and that are payable to the Class C Noteholders pursuant to this Indenture Supplement.

                  (d) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section
         7.01 of this Indenture Supplement.

                  (e) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to [200_-_] Noteholders hereunder shall be made by (i) check mailed to each Series [200_-_] Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series [200_-_] Notes registered in the name of the nominee of a Clearing Agency [and for the Class C Notes], such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series [200_-_] Note or the making of any notation thereon.

         SECTION 5.03. REPORTS AND STATEMENTS TO SERIES [200_-_] NOTEHOLDERS.

                  (a) On each Distribution Date, Indenture Trustee shall forward to each Series [200_-_] Noteholder a statement substantially in the form of Exhibit C prepared by Servicer.

                  (b) Not later than the second Business Day preceding each Distribution Date, Servicer shall deliver to Owner Trustee, Indenture Trustee and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that Servicer may amend the form of Exhibit B from time to time, with the prior written consent of Indenture Trustee.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series [200_-_] Noteholder by a request in writing to Servicer.

                  (d) On or before January 31 of each calendar year, beginning with January 31, 2002, Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series [200_-_] Noteholder, a statement prepared by Servicer containing the information which is required to be contained in the statement to Series [200_-_] Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series [200_-_] Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Servicer pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                         SERIES [200_-_] PAY OUT EVENTS

         If any one of the following events shall occur with respect to the Series [200_-_] Notes:

                  (a) failure on the part of Transferor or the "Transferor" under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, Collateral Series Supplement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series [200_-_] Noteholders which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Indenture Trustee, or to Transferor and Indenture Trustee by Holders of Series [200_-_] Notes evidencing more than 25% of the Note Principal Balance and which continues to materially and adversely affect the interest of the Series [200_-_] Noteholders;

                  (b) any representation or warranty made by Transferor or the "Transferor" under the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, or any supplement to either of them, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Indenture Trustee, or to Transferor and Indenture Trustee by Holders of Series [200_-_] Notes evidencing more than 25% of the Note Principal Balance and which continues to materially and adversely affect the interest of the Series [200_-_] Noteholders for such period; provided, however, that a Series [200_-_] Pay Out Event pursuant to this subsection (b) of Article VI shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

                  (c) a failure by Transferor or the "Transferor" under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.06(a) of the Transfer and Servicing Agreement or subsection 2.06(a) of the Pooling and Servicing Agreement, respectively, provided that such failure shall not give rise to a Pay Out Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest or any variable funding certificate issued under the Pooling and Servicing Agreement to occur, so that, after giving effect to that reduction, the Transferor Interest is not less than the Minimum Transferor Interest;

                  (d) any Servicer Default or any "Servicer Default" under the Pooling and Servicing Agreement shall occur that would have a material adverse effect on the Series [200_-_] Noteholders;

                  (e) the Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

                  (f) the Class A Note Principal Balance or the Class B Note Principal Balance shall not be paid in full on the Class A/B Expected Principal Payment Date or the Class C Note Principal Balance shall not be paid in full on the Class C Expected Principal Payment Date, respectively;

                  (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series [200_-_] and acceleration of the maturity of the Series [200_-_] Notes pursuant to Section 5.03 of the Indenture; or

                  (h) prior to the Certificate Trust Termination Date, the occurrence of a Trust Pay Out Event as defined in the Pooling and Servicing Agreement and specified in Section 9.01 of that Agreement;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either Indenture Trustee or the holders of Series [200_-_] Notes evidencing more than 50% of the aggregate unpaid principal amount of Series [200_-_] Notes by notice then given in writing to Transferor and Servicer (and to Indenture Trustee if given by the Series [200_-_] Noteholders) may declare that a "Series Pay Out Event" with respect to Series [200_-_] (a "Series [200_-_] Pay Out Event") has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g) or (h) a Series [200_-_] Pay Out Event shall occur without any notice or other action on the part of Indenture Trustee or the Series [200_-_] Noteholders immediately upon the occurrence of such event.

                                  ARTICLE VII

                                   REDEMPTION;
                     FINAL DISTRIBUTIONS; SERIES TERMINATION

         SECTION 7.01. OPTIONAL REDEMPTION OF SERIES [200_-_] NOTES; FINAL DISTRIBUTIONS.

                  (a) On any day occurring on or after the date on which the outstanding principal balance of the Series [200_-_] Notes is reduced to 10% or less of the initial Note Principal Balance of the Series [200_-_] Notes, Servicer shall have the option to direct Transferor to redeem the Series [200_-_] Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  (b) Servicer shall give Indenture Trustee at least thirty (30) days' prior written notice of the date on which Servicer intends to direct Transferor to make such optional redemption. Not later than 12:00 noon, New York City time, on such day Transferor shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series [200_-_] shall be reduced to zero and the Series [200_-_] Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.01(d).

                  (c) The amount to be paid by Transferor with respect to Series [200_-_] in connection with a reassignment of Receivables to Transferor pursuant to Section 2.04(e) of the Transfer and Servicing Agreement or
         Section 2.04(e) of the Pooling and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date related to the Reassignment Date.

                  (d) With respect to (a) the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.01 or (b) the proceeds of any sale of Receivables pursuant to Section 5.05(a)(iii) of the Indenture with respect to Series [200_-_], Indenture Trustee shall, in accordance with the written direction of Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and
         (y) an amount equal to the sum of (A) Class A Monthly Interest Payment for such Distribution Date, (B) any Class A Interest Shortfall for such Distribution Date and (C) the amount of Class A Default Interest, if any, for such Distribution Date and any Class A Default Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and
         (y) an amount equal to the sum of (A) Class B Monthly Interest Payment for such Distribution Date, (B) any Class B Interest Shortfall for such Distribution Date and (C) the amount of Class B Default Interest, if any, for such Distribution Date and any Class B Default Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and

         (y) an amount equal to the sum of (A) Class C Monthly Interest Payment for such Distribution Date, (B) any Class C Interest Shortfall for such Distribution Date, (C) the amount of Class C Default Interest, if any, for such Distribution Date and any Class C Default Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date [and (D) any other amounts owed to the Class C Noteholders under the Class C Note Purchase Agreement will be distributed to the Class C Noteholders] and (iv) any excess shall be released to Issuer.

         SECTION 7.02. SERIES TERMINATION. On the Series [200_-_] Final Maturity Date, the unpaid principal amount of the Series [200_-_] Notes shall be due and payable, and the right of the Series [200_-_] Noteholders to receive payments from Issuer will be limited solely to the right to receive payments pursuant to
Section 5.05 of the Indenture.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION 8.01. RATIFICATION OF INDENTURE; AMENDMENTS. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.01 or 10.02 of the Indenture. For purposes of the application of Section 10.02 to any amendment of this Indenture Supplement, the Series [200_-_] Noteholders shall be the only Noteholders whose vote shall be required.

         SECTION 8.02. FORM OF DELIVERY OF THE SERIES [200_-_] NOTES. The Class A Notes [and] [the Class B Notes] [and the Class C Notes] shall be Book-Entry Notes and shall be delivered as Registered Notes to [ ] as provided in Sections 2.01, 2.03 and 2.12 of the Indenture. [The Class C Notes shall be Definitive Notes and shall be registered in the Note Register in the name of the initial purchaser of the Class C Notes identified in the Class C Note Purchase Agreement.]

         SECTION 8.03. COUNTERPARTS. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         SECTION 8.04. GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 8.05. LIMITATION OF LIABILITY. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company, in its individual capacity, have any liability in respect of the representations, warranties, or obligations of Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of Issuer, and for all purposes of this Agreement and each other document, Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         SECTION 8.06. RIGHTS OF INDENTURE TRUSTEE. Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

         SECTION 8.07. ADDITIONAL REQUIREMENTS FOR REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES. (a) All transfers will be subject to the transfer restrictions set forth on the Notes, [and (b) the Class C Notes will be subject to limitations on transfer and exchange set forth in the Class C Note Purchase Agreement].

                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                  FIRST NATIONAL MASTER NOTE TRUST, as Issuer

                                  By Wilmington Trust Company, not in its
                                     individual capacity, but solely as Owner
                                     Trustee



                                  By
                                    --------------------------------------------
                                  Name
                                      ------------------------------------------
                                  Title
                                       -----------------------------------------


                                  THE BANK OF NEW YORK,
                                  as Indenture Trustee



                                  By
                                    --------------------------------------------
                                  Name
                                      ------------------------------------------
                                  Title
                                       -----------------------------------------


Acknowledged and Accepted:

FIRST NATIONAL BANK OF OMAHA,
as Servicer



By
   ----------------------------------------------
Name
     --------------------------------------------
Title
      -------------------------------------------


FIRST NATIONAL FUNDING LLC,
as Transferor


By
   ----------------------------------------------
Name
     --------------------------------------------
Title
      -------------------------------------------


                       INDENTURE SUPPLEMENT SIGNATURE PAGE

                                   EXHIBIT A-1


       FORM OF CLASS A [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST BANKCARD MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS A NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE

ACQUISITION AND HOLDING OF THE CLASS A NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE
LAW).




                                      A1-2

REGISTERED                                                      $              *
                                                                ----------------
No. R-                                                          CUSIP NO.
      ----------                                                         -------

                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS A [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory business trust governed by a Trust Agreement dated as of [ ], 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the [ ] 200[ ] Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.



--------

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


















                                      A1-3

         IN WITNESS WHEREOF, Issuer has caused this Class A Note to be duly executed.

                                       FIRST NATIONAL MASTER NOTE TRUST,
                                       as Issuer

                                       By Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement


                                       By
                                         ---------------------------------------
                                       Name
                                           -------------------------------------
                                       Title
                                            ------------------------------------


Dated:                    , 200[   ]
      --------------------      ---









































                                      A1-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee



                                        By
                                          --------------------------------------
                                          Authorized Signatory

                                        Dated
                                             -----------------------------------














































                                      A1-5

                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS A [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

                         SUMMARY OF TERMS AND CONDITIONS

         This Class A Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series [200_-_] (the "Series [200_-_] Notes"), issued under a Master Indenture dated as of [ ], 2002 (the "Master Indenture"), between Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

         THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.











                                      A1-6

                                   ASSIGNMENT

         Social Security or other identifying number of assignee
                                                                 ---------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      ------------------------------         ---------------------------------
                                             Signature Guaranteed:


--------------------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.








































                                      A1-7

                                   EXHIBIT A-2

       FORM OF CLASS B [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST BANKCARD MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS B NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS B NOTE





















                                      A1-8

WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).




























































                                      A2-2

REGISTERED                                                      $              *
                                                                ----------------
No. R-                                                          CUSIP NO.
      ----------                                                         -------

                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS B [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory business trust governed by a Trust Agreement dated as of [ ], 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of __________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the [ ] 200[ ] Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

------------------
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

















                                      A2-3

         IN WITNESS WHEREOF, Issuer has caused this Class B Note to be duly executed.

                                    FIRST NATIONAL MASTER NOTE TRUST,
                                    as Issuer

                                    By Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee under the Trust Agreement



                                    By
                                      ------------------------------------------
                                    Name
                                        ----------------------------------------
                                    Title
                                         ---------------------------------------


Dated:                    , 200[   ]
      --------------------      ---








































                                      A2-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Notes described in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK,
                                    as Indenture Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Signatory

                                    Dated
                                         ---------------------------------------














































                                      A2-5

                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS B [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

                         SUMMARY OF TERMS AND CONDITIONS

         This Class B Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series [200_-_] (the "Series [200_-_]Notes"), issued under a Master Indenture dated as of [ ], 2002 (the "Master Indenture"), between Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

         THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.











                                      A2-6

                                   ASSIGNMENT

         Social Security or other identifying number of assignee
                                                                 ---------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      ---------------------------            ---------------------------------
                                             Signature Guaranteed:



----------------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.









































                                      A2-7

                                   EXHIBIT A-3

       FORM OF CLASS C [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN A NOTE PURCHASE AGREEMENT RELATING HERETO.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST bankcard MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS C NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS C NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE

(OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE
LAW).





                                      A3-2

REGISTERED                                                      $              *
                                                                ----------------
No. R-
      ----------


                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS C [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory business trust governed by a Trust Agreement dated as of [ ], 2002, for value received, hereby promises to pay to ____________, or registered assigns, subject to the following provisions, the principal sum of _____________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the [ ] 200[ ] Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

---------------------
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.
















                                      A3-3

         IN WITNESS WHEREOF, Issuer has caused this Class C Note to be duly executed.

                                      FIRST NATIONAL MASTER NOTE TRUST,
                                      as Issuer

                                      By Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement



                                      By
                                        ----------------------------------------
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------


Dated:                      , 200[   ]
        --------------------      ---








































                                      A3-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class C Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee



                                        By
                                          --------------------------------------
                                          Authorized Signatory

                                        Dated
                                             -----------------------------------














































                                      A3-5

                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS C [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

                         SUMMARY OF TERMS AND CONDITIONS

         This Class C Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series [200_-_] (the "Series [200_-_] Notes"), issued under a Master Indenture dated as of [ ], 2002 (the "Master Indenture"), between Issuer and The Bank of New York, as indenture trustee ("Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes and the Class B Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

         THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.











                                      A3-6

                                   ASSIGNMENT

         Social Security or other identifying number of assignee
                                                                 ---------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      --------------------------             ---------------------------------
                                             Signature Guaranteed:


-----------------------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.












































                                      A3-7

                                  EXHIBIT A-4

       FORM OF CLASS C [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST BANKCARD MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS C NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS C NOTE WILL NOT GIVE RISE TO A NON-EXEMPT

PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE
LAW).





























































                                      A4-2

REGISTERED                                                      $              *
                                                                ----------------
No. R-                                                          CUSIP NO.
      ----------                                                         -------


                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS C [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

         First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory business trust governed by a Trust Agreement dated as of [ ], 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the [ ] 200[ ] Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


-----------------------
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

















                                      A4-3

         IN WITNESS WHEREOF, Issuer has caused this Class C Note to be duly executed.

                                      FIRST NATIONAL MASTER NOTE TRUST,
                                      as Issuer

                                      By Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement



                                      By
                                        ----------------------------------------
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------


Dated:                      , 200[   ]
        --------------------      ---










































                                      A4-4

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class C Notes described in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK,
                                         as Indenture Trustee



                                         By
                                           -------------------------------------
                                           Authorized Signatory

                                         Dated
                                              ----------------------------------
















































                                      A4-5

                        FIRST NATIONAL MASTER NOTE TRUST

           CLASS C [FLOATING RATE] ASSET BACKED NOTE, SERIES [200_-_]

                         SUMMARY OF TERMS AND CONDITIONS

         This Class C Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series [200_-_] (the "Series [200_-_]Notes"), issued under a Master Indenture dated as of [ ], 2002 (the "Master Indenture"), between Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of [ ], 200[ ] (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes and the Class B Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

         THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.













                                      A4-6

                                   ASSIGNMENT

         Social Security or other identifying number of assignee
                                                                ----------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      --------------------------             ---------------------------------

                                             Signature Guaranteed:


---------------------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.











































                                      A4-7

                                    EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                        NOTIFICATION TO INDENTURE TRUSTEE

                        FIRST NATIONAL MASTER NOTE TRUST
                                 SERIES [200_-_]


         The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of [ ], 2002 (the "Transfer and Servicing Agreement") between FNBO, as Servicer, First National Funding LLC, as transferor ("Transferor") and First National Master Note Trust, as issuer ("Issuer"), does hereby certify as follows:

                  A. Capitalized terms used in this Certificate have their respective meanings set forth in the Master Indenture dated as of [ ], 2002 (the "Indenture") between Issuer and The Bank of New York, as indenture trustee ("Indenture Trustee") as supplemented by the [200_-_] Indenture Supplement dated as of [ ], 200[ ] between Issuer and Indenture Trustee (as amended and supplemented, the "Indenture Supplement").

                  B. FNBO is Servicer.

                  C. The undersigned is an Authorized Officer of Servicer.

I.       INSTRUCTION TO MAKE A WITHDRAWAL

         Pursuant to Section 4.04, Servicer does hereby instruct Indenture Trustee (i) to make a withdrawal from the Distribution Account (or other Series Account as specified below) on ______________, 200_, which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Finance Charge Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with subsection 4.04(a):

    A.   Pursuant to subsection 4.04(a)(i):

         Class A Monthly Interest Payment for the
         preceding Interest Period.................................$____________

         Class A Interest Shortfall due to
         Class A Noteholders.......................................$____________

         Class A Default Interest for such
         Distribution Date.........................................$____________

         Class A Default Interest previously due but
         not distributed to Class A Noteholders....................$____________

    B.   Pursuant to subsection 4.04(a)(ii):

         Class B Monthly Interest Payment for the
         preceding Interest Period.................................$____________

         Class B Interest Shortfall due to
         Class B Noteholders.......................................$____________

         Class B Default Interest for such
         Distribution Date.........................................$____________

         Class B Default Interest previously due but
         not distributed to Class B Noteholders....................$____________

    C. Pursuant to subsection 4.04(a)(iii) if Servicer is not FNBO or an Affiliate of FNBO:

         Noteholder Servicing Fee for such Distribution
         Date, plus the amount of any Noteholder
         Servicing Fee previously due but not
         distributed to Servicer on a prior Distribution
         Date......................................................$____________

    D.   Pursuant to subsection 4.04(a)(iv):

         Class C Monthly Interest Payment for the
         preceding Interest Period.................................$____________

         Class C Interest Shortfall due to
         Class C Noteholders.......................................$____________

         Class C Default Interest for such
         Distribution Date.........................................$____________

         Class C Default Interest previously due but
         not distributed to Class C Noteholders....................$____________

    E.   Pursuant to subsection 4.04(a)(v):

         Investor Default Amount to be treated as Available
         Principal Collections.....................................$____________

         Uncovered Dilution Amount for such
         Distribution Date to be treated as Available
         Principal Collections....................................$_____________

    F.   Pursuant to subsection 4.04(a)(vi):

         Investor Charge Offs and the amount of
         Reallocated Principal Collections not
         previously reimbursed to be treated as
         Available Principal Collections .........................$_____________

    G.   Pursuant to subsection 4.04(a)(vii):

         Amounts to be deposited into the [Cash
         Collateral Account] [and the Spread Account] ............$_____________

    H.   Pursuant to subsection 4.04(a)(viii):

         Noteholder Servicing Fee for such Distribution
         Date, plus the amount of any Noteholder
         Servicing Fee previously due but not
         distributed to Servicer on a prior Distribution Date.....$_____________

    I.   Pursuant to subsection 4.04(a)(ix):

         Amount to be deposited into the Reserve Account .........$_____________

    J.   [Pursuant to subsection 4.04(a)(x):

         Additional amounts to be paid to the Class C
         Noteholders] ............................................$_____________

    K.   Pursuant to subsection 4.04(a)(xi):

         The balance will constitute Excess Finance Charge
         Collections for such Distribution Date ..................$_____________

         Pursuant to Section 4.04(b) and (c), Servicer does hereby instruct Indenture Trustee (i) to make a withdrawal from the Distribution Account (or other Series Account specified below) on , 200 , which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.04(b) and (c):

    A.   Pursuant to subsection 4.04(b):

         During the Revolving Period, amount equal to
         the Available Principal Collections to be
         treated as Excess Principal Collections and
         applied in accordance with Section 8.05 of the
         Indenture................................................$_____________

    B.   Pursuant to subsection 4.04(c)(i):

         During the Accumulation Period, Monthly
         Principal for such Transfer Date to be
         deposited into the Principal Accumulation
         Account..................................................$_____________

    C.   Pursuant to subsection 4.04(c)(ii):

         During the Rapid Amortization Period,
         Monthly Principal for such Transfer Date for
         payment to the Class A Noteholders on such
         Distribution Date until the Class A Note
         Principal Balance has been paid in full..................$_____________

    D.   Pursuant to subsection 4.04(c)(iii):

         During the Rapid Amortization Period, after
         giving effect to Clause (C) above, if any
         remaining Monthly Principal, to the Class B
         Noteholders on such Distribution Date until
         the Class B Note Principal Balance has been
         paid in full.............................................$_____________

    E.   Pursuant to subsection 4.04(c)(iv):

         During the Rapid Amortization Period, after
         giving effect to Clause (D) above, if any
         remaining Monthly Principal, to the Class C
         Noteholders, on such Distribution Date until
         the Class C Note Principal Balance has been
         paid in full.............................................$_____________

    F.   Pursuant to subsection 4.04(c)(v):

         Amount, if any, remaining after giving effect
         to Clauses (B) through (E) above, to be treated
         as Excess Principal Collections..........................$_____________

         Pursuant to Section 4.06, Servicer does hereby instruct Indenture Trustee (i) to make a withdrawal from the Distribution Account on ___________, 200_ which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.06:

           Reallocated Principal Collections to fund any
           deficiency pursuant to and in the priority set
           forth subsections 4.04(a)(i), (ii) and (iii) of the
           Indenture Supplement...................................$_____________

         Pursuant to Section 4.09, Servicer does hereby instruct Indenture Trustee to transfer from the Principal Accumulation Account to the Collection Account, the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in the following amount.

                                                                  $_____________

         Pursuant to Section 4.10, Servicer does hereby instruct Indenture Trustee to withdraw from the Reserve Account an amount equal to any Reserve Account Surplus to be deposited into the Spread Account in accordance with
Section 4.10(e), in the following amount.

                                                                  $_____________

         [Pursuant to Section 4.11, Servicer does hereby instruct Indenture Trustee to withdraw from the Cash Collateral Account an amount equal to the excess of the Available Cash Collateral Amount over the Required Cash Collateral Amount to be deposited into the Collection Account for application as Available Finance Charge Collections in accordance with Section 4.11(b), in the following amount.]

                                                                  $_____________

         Pursuant to Section 4.12, Servicer does hereby instruct Indenture Trustee to withdraw from the Spread Account an amount equal to a deficiency in Class C Monthly Interest Payment up to the Available Spread Account Amount, in the following amount.

                                                                  $_____________

II.      INSTRUCTIONS TO MAKE CERTAIN PAYMENTS

         Pursuant to Section 5.02, Servicer does hereby instruct Indenture Trustee or Paying Agent, as the case may be, to pay in accordance with Section
5.02 from the Collection Account or the Principal Funding Account, as applicable, on , which date is a Distribution Date under the Indenture Supplement, the following amounts:

         A.        Pursuant to subsection 5.02(a):

         (1)       Class A Noteholder's pro rata share of the
                   amounts on deposit in the Distribution
                   Account that are allocated and available on
                   such Distribution Date to pay interest on the
                   Class A Notes pursuant to the Indenture
                   Supplement.....................................$_____________

         (2)       Class A Noteholder's pro rata share of the
                   amounts on deposit in the Distribution
                   Account that are allocated and available on
                   such Distribution Date to pay principal of the
                   Class A Notes pursuant to the Indenture
                   Supplement.....................................$_____________

         B.        Pursuant to subsection 5.02(b):

         (1)       Class B Noteholder's pro rata share of the
                   amounts on deposit in the Distribution
                   Account that are allocated and available on
                   such Distribution Date to pay interest on the
                   Class B Notes pursuant to the Indenture
                   Supplement.....................................$_____________

         (2)       Class B Noteholder's pro rata share of the
                   amounts on deposit in the Distribution
                   Account that are allocated and available on
                   such Distribution Date to pay principal of the
                   Class B Notes pursuant to the Indenture
                   Supplement.....................................$_____________

         C.        Pursuant to subsection 5.02(c):

         (1)       Class C Noteholder's pro rata share of the
                   amounts on deposit in the Distribution
                   Account that are allocated and available on
                   such Distribution Date to pay interest of the
                   Class C Notes pursuant to the Indenture
                   Supplement, including amounts withdrawn
                   from the Spread Account........................$_____________

         (2)       Class C Noteholder's pro rata share of the amounts on
                   deposit in the Distribution Account that are allocated
                   and available on such Distribution Date to pay
                   principal on the Class C Notes pursuant to the
                   Indenture Supplement...........................$_____________

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____________day of _____________________, 200__.

                                        FIRST NATIONAL BANK OF OMAHA,
                                        as Servicer



                                        By
                                          --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------

                                    EXHIBIT C

                      FORM OF MONTHLY REPORT TO NOTEHOLDERS


                 FIRST NATIONAL MASTER NOTE TRUST SERIES [     ]
                     MONTHLY PERIOD ENDING:
                                            ----------------

The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing Agreement dated as of _____________ (as amended, the "Transfer and Servicing Agreement") by and between FNBO, as Servicer, First National Funding LLC, as Transferor, and First National Master Note Trust, as Issuer, does hereby certify as follows:

(a) The rights of the Issuer under the Transfer and Servicing Agreement have been assigned to The Bank of New York, as Indenture Trustee, under the Master Indenture dated as of [_________], 2002 (the "Indenture"), by and between Issuer and the Indenture Trustee, and acknowledged by Transferor and Servicer, as supplemented by the Series [_____] Indenture Supplement, dated as of [_____________], by and between Issuer and Indenture Trustee, and acknowledged by Transferor and Servicer (the "Supplement"). Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Transfer and Servicing Agreement. This Certificate is delivered pursuant to Section 3.04 of the Transfer and Servicing Agreement and Article VIII and IX of the Indenture.

(b) FNBO is the Servicer under the Transferor and Servicing Agreement.

(c) The undersigned is a Servicing Officer.

(d) The date of this Certificate is the Determination Date relating to the _________________ Distribution Date (the "Distribution Date").

(e) To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                   [If applicable, insert "None".]

(f) To the knowledge of the undersigned, no Series [    ] Pay Out Event and no
Trust Pay Out Event has occurred except as described below:

                                   [If applicable, insert "None"]

(g) As of the date hereof the Available Spread Account Amount equals the Required Spread Account Amount[, the amount on deposit in the Cash Collateral Account equals the Required Cash Collateral Amount] and, if the Reserve Account Funding Date has occurred, the Available Reserve Account Amount equals the Required Reserve Account Amount.

A.   INFORMATION REGARDING THE PERFORMANCE OF THE RECEIVABLES

     1.   Principal Receivables

          (a)  Beginning of Monthly Period Principal Receivables
                                                                                        --------------------
          (b)  End of Monthly Period Principal Receivables
                                                                                        --------------------
          (c)  Average Principal Receivables
                                                                                        --------------------
     2.   End of Monthly Period Trust Receivables
                                                                                        --------------------

     3.   Delinquent Balances

                 Delinquency                                  Aggregate Account           Percentage of
                  Category                                        Balance               Total Receivables
------------------------------------------------------------------------------------------------------------
          (a)  30 to 59 days
                                                            ------------------------------------------------
          (b)  60 to 89 days
                                                            ------------------------------------------------
          (c)  90 to 119 days
                                                            ------------------------------------------------
          (d)  120 to 149 days
                                                            ------------------------------------------------
          (e)  150 or more days

                                                            ------------------------------------------------
               Total:
                                                            ------------------------------------------------

     4.   Aggregate amount of Collections
                                                                                        --------------------
          (a)  Total Collections
                                                                                        --------------------
          (b)  Total Collections of Principal Receivables
                                                                                        --------------------
          (c)  Total Collections of Finance Charge Receivables
                                                                                        --------------------
          (d)  Aggregate Allocation Percentages for Outstanding Series
                                                                                        --------------------
          (e)  Aggregate Allocation Percentage of Collections of Principal
               Receivables
                                                                                        --------------------
          (f)  Aggregate Allocation Percentage of Collections of Finance Charge
               Receivables
                                                                                        --------------------
     5.   Aggregate amount of Principal Receivables in Accounts which became
          Defaulted Accounts during the Monthly Period
                                                                                        --------------------
     6.   Calculation of Interchange allocable to the Issuer for the Monthly
          Period
                                                                                        --------------------
          (a)  Sales net of cash advances during the Monthly Period on all FNBO
               MasterCard and VISA(1) accounts
                                                                                        --------------------
          (b)  Sales net of cash advances during the Monthly Period on Accounts designated to the Issuer
                                                                                        --------------------

----------

(1) MasterCard and VISA are registered trademarks of MasterCard International Incorporated and of VISA USA, Inc., respectively.

          (c)  Total amount of Interchange paid or payable to FNBO with respect to the Monthly Period
                                                                                        --------------------
          (d)  Amount of Interchange allocable to the Issuer with respect to the
               Monthly Period ([c]/[b/a])
                                                                                        --------------------

     7. The aggregate amount of Collections of Finance Charge Receivables for the Issuer for the Monthly Period

          (a)  Interchange
                                                                                        --------------------
          (b)  Recoveries
                                                                                        --------------------
          (c)  Finance Charges and Fees
                                                                                        --------------------
          (d)  Discount Receivables
                                                                                        --------------------
               Total
                                                                                        --------------------
     8.   Aggregate Uncovered Dilution Amount for the Monthly Period
                                                                                        --------------------
B.   INFORMATION REGARDING THE SERIES [      ] NOTES

     1.   Collateral Amount at the close of business on the prior Distribution
          Date
                                                                                        --------------------
          (a)  Reductions due to Investor Charge-Offs (including Uncovered
               Dilution Amounts) to be made on the related Distribution Date
                                                                                        --------------------
          (b)  Reimbursements to be made on the related Distribution Date from
               Available Finance Charge Collections
                                                                                        --------------------
          (c)  Collateral Amount at the close of business on the Distribution
               Date
                                                                                        --------------------

     2.   Note Principal Balance at the close of business on the Distribution
          Date during the Monthly Period

          (a)  Class A Note Principal Balance
                                                                                        --------------------
          (b)  Class B Note Principal Balance
                                                                                        --------------------
          (c)  Class C Note Principal Balance
                                                                                        --------------------
                    Total Note Principal Balance
                                                                                        --------------------

     3.   Allocation Percentages for the Monthly Period

          (a)  Principal Collections
                                                                                        --------------------
          (b)  Finance Charge Collections
                                                                                        --------------------
          (c)  Default Amounts
                                                                                        --------------------

     4.   Investor Principal Collections processed during the Monthly Period and allocated to the Series
                                                                                        --------------------

     5. Excess Principal Collections from other Group I Series allocated to the Series

                                                                                        --------------------

     6.   Aggregate amounts treated as Available Principal Collections pursuant to subsections [______________] of the related Indenture Supplement
                                                                                        --------------------

     7.   Reallocated Principal Collections pursuant to Section [4.06] of the related Indenture Supplement
                                                                                        --------------------

     8.   AVAILABLE PRINCIPAL COLLECTIONS (4+5+6+7)
                                                                                        --------------------

     9.   Principal Accumulation Investment Proceeds
                                                                                        --------------------

     10.  Investor Finance Charge Collections (including Interchange and
          Recoveries) processed during the Monthly Period
                                                                                        --------------------

     11.  Excess Finance Charge Collections from Group I allocated to the Series
                                                                                        --------------------

     12.  Reserve Account withdrawals pursuant to Section [4.10(b) or (d)] of the related Indenture Supplement
                                                                                        --------------------

     13. Distributions of principal and interest to Noteholders on the Distribution Date:

          (a)  Class A Noteholders
                                                                                        --------------------
          (b)  Class B Noteholders
                                                                                        --------------------
          (c)  Class C Noteholders
                                                                                        --------------------

     14.  Distributions of principal to Noteholders on the Distribution Date:

          (a)  Class A Noteholders
                                                                                        --------------------
          (b)  Class B Noteholders
                                                                                        --------------------
          (c)  Class C Noteholders
                                                                                        --------------------

     15.  Distributions of interest to Noteholders on the Distribution Date:

          (a)  Class A Noteholders
                                                                                        --------------------
          (b)  Class B Noteholders
                                                                                        --------------------
          (c)  Class C Noteholders
                                                                                        --------------------

     16.  AVAILABLE FINANCE CHARGE COLLECTIONS (9+10+11+12)
                                                                                        --------------------

     17.  Excess amounts from [Spread Account] [and Cash Collateral Account] to be treated as Available Finance Charge Collections pursuant to
          Section[s] [4.12(c)] [and 4.11(b) and (c)] of the related Indenture
          Supplement
                                                                                        --------------------

     18. The aggregate amount of all Principal Receivables in Accounts which became Defaulted Accounts during the Monthly Period which were allocated to the Series

          (a)  Default Amount
                                                                                        --------------------
          (b)  Allocation Percentage (B.3.(c) above)
                                                                                        --------------------
               Total Investor Default Amount (axb)
                                                                                        --------------------

     19. The aggregate amount of Uncovered Dilution Amount allocated to the Series for the Monthly Period

          (a)  Dilutions not covered by Transferor
                                                                                        --------------------
          (b)  Series Allocation Percentage (as defined in the related Indenture
               Supplement)
                                                                                        --------------------
          (c)  Total Uncovered Dilution Amount
                                                                                        --------------------

     20.  The aggregate amount of Investor Charge-Offs (including any Uncovered
          Dilution Amount not covered by the Transferor) for the Monthly Period
                                                                                        --------------------

     21.  Noteholder Servicing Fee for the Monthly Period payable to the
          Servicer
                                                                                        --------------------

     22.  Ratings of the Class A Notes

          Moody's
                                                                                        --------------------
          S&P
                                                                                        --------------------
          Fitch
                                                                                        --------------------

     23.  Ratings of the Class B Notes

          Moody's
                                                                                        --------------------
          S&P
                                                                                        --------------------
          Fitch
                                                                                        --------------------

     24.  Ratings of the Class C Notes

          Moody's
                                                                                        --------------------
          S&P
                                                                                        --------------------
          Fitch
                                                                                        --------------------

     25.  Note Interest Rate for the Monthly Period

          (a)  Class A Note Interest Rate
                                                                                        --------------------
          (b)  Class B Note Interest Rate
                                                                                        --------------------
          (c)  Class C Note Interest Rate

                                                                                        --------------------

C.   QUARTERLY NET YIELD

     1.   Base Rate for the Monthly Period
                                                                                        --------------------
     2.   Portfolio Yield for the Monthly Period
                                                                                        --------------------
     3.   Net Yield for the Monthly Period (Portfolio Yield MINUS Base Rate)
                                                                                        --------------------
     4.   Quarterly Net Yield for the related Distribution Date
                                                                                        --------------------

D.   INFORMATION REGARDING THE PRINCIPAL ACCUMULATION ACCOUNT

     1.   Opening Principal Accumulation Account Balance on the Distribution
          Date for the Monthly Period
                                                                                        --------------------

     2.   Controlled Deposit Amount to be deposited to the Principal
          Accumulation Account on the Distribution Date for the Monthly Period

          (a)  Controlled Accumulation Amount
                                                                                        --------------------
          (b)  Accumulation Shortfall
                                                                                        --------------------
          (c)  Controlled Deposit Amount (a+b)
                                                                                        --------------------

     3. Amounts withdrawn from the Principal Accumulation Account for distribution to Noteholders on the related Distribution Date

          (a)  Distribution in reduction of the Class A Notes
                                                                                        --------------------
          (b)  Distribution in reduction of the Class B Notes
                                                                                        --------------------
          (c)  Distribution in reduction of the Class C Notes
                                                                                        --------------------

     4.   Principal Accumulation Account ending balance after deposit/withdrawal on the Distribution Date for the Monthly Period
                                                                                        --------------------

E.   INFORMATION REGARDING THE SPREAD ACCOUNT

     1.   Opening Available Spread Account Amount on the Distribution Date for
          the Monthly Period
                                                                                        --------------------

     2.   Aggregate amount required to be withdrawn pursuant to Section
          [4.12(c)] of the related Indenture Supplement for distribution to
          Class C Noteholders pursuant to Section [4.04(a)(iv)] of the related
          Indenture Supplement
                                                                                        --------------------

     3.   Aggregate amount required to be withdrawn pursuant to Section
          [4.12(d)] of the related Indenture Supplement for distribution in reduction of the Class C Note Principal Balance
                                                                                        --------------------

     4.   Spread Account Percentage for the Distribution Date for the Monthly
          Period
                                                                                        --------------------

     5.   Closing Required Spread Account Amount for the Distribution Date for
          the Monthly Period
                                                                                        --------------------

     6.   Amount on deposit in Spread Account after required withdrawals on the
          Distribution Date for the Monthly Period (1-(2+3))
                                                                                        --------------------

     7.   Spread Account Deficiency, if any (5 MINUS 6)
                                                                                        --------------------

     8.   Amounts deposited pursuant to Section [4.04(a)(vii) or 4.10(e)] of the related Indenture Supplement
                                                                                        --------------------

     9.   Remaining Spread Account Deficiency, if any (7 minus 8)
                                                                                        --------------------

F.   INFORMATION REGARDING THE RESERVE ACCOUNT

     1.   Reserve Account Funding Date
                                                                                        --------------------

     2.   Opening Available Reserve Account Amount on the Distribution Date for
          the Monthly Period
                                                                                        --------------------

     3. Aggregate amount required to be withdrawn pursuant to Section 4.10(d) of the related Indenture Supplement for inclusion in Available Finance
          Charge Collections:

          (a)  Covered Amount
                                                                                        --------------------
          (b)  Principal Accumulation Investment Proceeds
                                                                                        --------------------
          (c)  Reserve Draw Amount (a MINUS b)
                                                                                        --------------------

     4.   Required Reserve Account Amount
                                                                                        --------------------

     5.   Reserve Account Surplus (4-(2-3))
                                                                                        --------------------

G.   INFORMATION REGARDING CONTROLLED ACCUMULATION PERIOD
     (REQUIRED ON AND AFTER ____ DISTRIBUTION DATE)

     1.   Accumulation Period Length (months)

                                                                                        --------------------

H.   AGGREGATE OPENING AND CLOSING BALANCE ON DEPOSIT AND
     WITHDRAWALS FROM ANY OTHER ENHANCEMENT ACCOUNTS

     1.   Opening Balance
                                                                                        --------------------

     2.   Withdrawals pursuant to Section [ ] of the related Indenture
          Supplement
                                                                                        --------------------

     3.   Closing Balance
                                                                                        --------------------

[I.  PRE-FUNDING ACCOUNT]

     1.   Opening Balance
                                                                                        --------------------

     2.   Withdrawals pursuant to Section 4.18 of the related Indenture
          Supplement
                                                                                        --------------------

     3.   Closing Balance
                                                                                        --------------------

     4.   Balance to be distributed as principal to Noteholders (following end of Funding Period)
                                                                                        --------------------

[J.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT]

     1.   Opening Available Cash Collateral Amount on the Distribution Date for
          the Monthly Period
                                                                                        --------------------

     2.   Required Draw Amount required to be withdrawn pursuant to Section
          4.12(c) of the related Indenture Supplement
                                                                                        --------------------

     3.   Required Cash Collateral Amount
                                                                                        --------------------

     4.   Deposits pursuant to Section 4.04(vii) of the related Indenture
          Supplement
                                                                                        --------------------

     5.   Closing Available Cash Collateral Amount
                                                                                        --------------------

[K.  OTHER ENHANCEMENT]

     1.   Aggregate amount of drawings on any other Enhancement for the Series
                                                                                        --------------------

     2.   Amount available under other Enhancement for the Series

                                                                                        --------------------

         IN WITNESS thereof, the undersigned has duly executed and delivered this Certificate the _______ day of _____________________, _______.
                                                                                        --------------------

                                            FIRST NATIONAL BANK OF OMAHA,
                                            Servicer


                                            By
                                               ---------------------------------
                                            Name
                                                 -------------------------------
                                            Title
                                                  ------------------------------

                                    EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                          FIRST NATIONAL BANK OF OMAHA

                FIRST NATIONAL MASTER NOTE TRUST, SERIES [200_-_]


         The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing
Agreement, dated as of [       ], 2002 (as amended and supplemented, the
"Transfer and Servicing Agreement"), among First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer and First National Master Note Trust, as Issuer, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master
Indenture dated as of [         ], 2002 (as amended or supplemented, the "Master
Indenture"), between Issuer and The Bank of New York, as indenture trustee ("Indenture Trustee") as supplemented by the Series [200_-_] Indenture
Supplement, dated as of [       ], 200[  ], between Issuer and Indenture Trustee
(as amended and supplemented, the "Indenture Supplement") and together with the Master Indenture, the "Indenture"), as applicable.

         2. FNBO is, as of the date hereof, Servicer under the Transfer and Servicing Agreement.

         3. The undersigned is an Authorized Officer of Servicer.

         4. This Certificate relates to the Distribution Date occurring on _______________, 200_.

         5. As of the date hereof, to the best knowledge of the undersigned, Servicer has performed in all material respects all of its obligations under the Transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by Servicer, if any, to remedy such default and
(iii) the current status of each such default]; if applicable, insert "None".

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of __________________, 20__.


                                            FIRST NATIONAL BANK OF OMAHA, as
                                            Servicer



                                            By
                                               ---------------------------------
                                            Name
                                                 -------------------------------
                                            Title
                                                  ------------------------------

















































                                      D-2